UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 6, 2009

KILROY REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-12675	95-4598246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California	90064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 481-8400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

Kilroy Realty Corporation (the “Company”) is re-issuing its historical consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2008 (“Form 10-K”), and the accompanying selected financial data, in connection with the Company’s adoption on January 1, 2009 of the following accounting pronouncements: (i) FASB Staff Position APB 14-1 “Accounting for Convertible Debt Instruments That May Be Settled Upon Conversion (Including Partial Cash Settlement)” (“FSP APB 14-1”); (ii) Statement of Financial Accounting Standards No. 160 “Noncontrolling Interests in Consolidated Financial Statements—An Amendment of ARB No. 51” (“SFAS 160”); and (iii) FASB Staff Position EITF No. 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities” (“FSP EITF 03-6-1”) . The Company is also re-issuing the Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) that accompanied those consolidated financial statements.

This Current Report on Form 8-K updates Items 6, 7 and 8 of the Company’s Form 10-K, including the financial statements therein, to reflect the application of FSP APB 14-1, SFAS 160, and FSP EITF 03-6-1. The updated financial information is attached to this Current Report on Form 8-K as Exhibit 99.1. Except as expressly noted above, the information contained in this report has not been updated to reflect any developments since December 31, 2008.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

The exhibits required by this item are set forth on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION
Date: May 6, 2009

	By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Updated financial information for the year ended December 31, 2008

Index to Exhibit 99.1	Page Number
Selected Financial Data	1
Management’s Discussion and Analysis of Financial Condition and Results of Operations	3
Financial Statements	F-1

4